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                            SUPPLEMENT TO PROSPECTUS
                          FOR SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                                DATED MAY 1, 2001

                            (FOR USE IN OREGON ONLY)


     The prospectus is amended to reflect that the policy described is a modified premium variable life insurance policy.

The section entitled "Transfers of Policy Value - Transfers Involving Fixed Account" is amended to delete the last sentence which prohibits transfers from the Fixed Account into the Investment Account for the Money Market Trust.


                          SUPPLEMENT DATED MAY 1, 2001


SPVL.SUPP05/2001(OR)